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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 23, 2004


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                       1-10235               36-3555336
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR240.13e-4(c))

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ITEM 1.01.    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

              On August 23, 2004, IDEX Corporation entered into a Restricted Stock Award Agreement with its Chief Operating Officer, Lawrence
              D. Kingsley. A copy of the agreement is attached hereto as Exhibit 10.01.

              The Restricted Stock Award Agreement entered into on August 23, 2004 between IDEX Corporation and it Chief Operating Officer, Lawrence D. Kingsley sets forth the terms and conditions of a grant of 115,000 shares of IDEX's common stock, in the form of restricted stock. The shares of restricted stock are subject to forfeiture in the event Mr. Kingsley resigns or his employment is terminated for cause prior to vesting. Subject to his continued employment with the company, the restricted stock vests in five equal annual installments on the anniversary of the grant date. The restricted stock vests in full upon a change in control or termination of his employment by the company without cause.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits

                  10.01 Restricted Stock Award Agreement, dated August 23, 2004, by and between the IDEX Corporation and Lawrence D. Kingsley.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                    IDEX CORPORATION


                                    /s/ Dominic A. Romeo
                                    ------------------------------------------
                                    Dominic A. Romeo
                                    Vice President and Chief Financial Officer

August 26, 2004



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
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10.01             Restricted Stock Award Agreement, dated August 23, 2004, by and between IDEX Corporation and Lawrence D. Kingsley



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